AUSTIN GLOBAL EQUITY FUND


--------------------------------------------------------------------------------

Two Portland Square                              Shareholder Inquiries
Portland, ME  04101                              Forum Shareholder Services, LLC
800-943-6786                                     P.O. Box 446
                                                 Portland, ME  04112
                                                 207-879-0001

ANNUAL REPORT                                    MARCH 31, 1999
--------------------------------------------------------------------------------





Dear Fellow Shareholder:

In the year ended March 31, 1999, your Fund achieved milestone ratings in its Morningstar Mutual Fund category. Austin Global Equity Fund (AGE) has been awarded five stars (*****) for its overall risk-adjusted performance by Morningstar. It was rated among 918 and 454 international equity funds for the 3- and 5- year periods ended March 31, 1999, respectively. It should be noted that the Fund is but five and a quarter years old as of March 31, 1999. As of March 31, the Fund's average annual total return for the 1-year, 3-year, 5-year and since inception (December 8, 1993) periods were 9.51%, 18.46%, 17.08%, and 15.77%, respectively.*

In the same three and five year periods, the Standard & Poors ("S&P") 500 Index exceeded the Fund's annualized compounded gains by 9.65% and 9.18%, respectively. Simultaneously, your Fund bettered the Morgan Stanley Capital International World Index ("MSCI") by 0.83% and 0.69% compounded annually for the three and five year periods, respectively. The S&P 500 Index has, as you undoubtedly are aware, out-performed substantially all other indices. We include the S&P 500 Index for reference although it is not our comparative benchmark. The data related to the MSCI is very pertinent, as it is the measure Morningstar applies to our global category.

In the twelve months ended March 31, 1999, your Fund advanced 9.51% which was below the S&P 500 Index average rise of 18.47% and the MSCI advance of 12.64%.

The Fund has continued to invest in the privatization of formerly state owned enterprises on a selected basis. Those purchased since our September 30, 1998, report to shareholders are: Swisscom, Telecom Poland and YPF Sociedad. Initial public offerings of former state owned enterprises ebbed during the year due to a decline in anticipated offering prices. This forced issuing states to seek more strategic partnering and equity sales on a private basis. With recovery of security markets evident throughout the developed economies, we believe an acceleration of privatization via initial public offerings is a reasonable prospect near term.

Activity in the past year has broadened to include purchase of cyclical stocks. These include Alcoa, Inc., Toyota Motor, the mining company Rio Tinto and chemical processors, BOC and Air Liquide. This broadening is based on the belief that developed economies outside North America are demonstrating recovery in one stage or another. As we indicated in our previous reports, central banks, including our own Federal Reserve have pursued policies ranging from a neutral interest position to a bias toward lowering interest rates. This has taken place within a world economy presently substantially free

AUSTIN GLOBAL EQUITY FUND


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of inflation.  This has comforted  securities  markets  around the globe and has encouraged further stimulation in fiscal and monetary policy in countries and regions in need of economic recovery such as the Pacific Rim, Germany and United Kingdom.

We believe that the foregoing makes for a good investment environment, and we are optimistic about the Fund's ability to profit from it.






/s/ Peter A. Vlachos

Peter A. Vlachos
President
Austin Investment Management, Inc.








--------------------------


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Fund's average total return assumes reinvestment of all dividends and capital gain distributions. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 3/31/99 and are subject to change monthly. Furthermore, these ratings are calculated based on risk and return ratios for 3-, 5-, and 10-year average annual returns (if applicable) in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns and considers all sales charges and fees (if applicable). The top 10% of funds in its broad asset class receive five stars. The Fund's 3- and 5- year ratings are both 5 stars.

AUSTIN GLOBAL EQUITY FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
MARCH 31, 1999
--------------------------------------------------------------------------------


The following chart compares changes in the value of a $10,000 investment in Austin Global Equity Fund (the "Fund"), including reinvested dividends and distributions, to the performance of the Morgan Stanley Capital International World Index ("MSCI"). The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI is unmanaged and its performance reflects the reinvestment of dividends. It is important to keep in mind that the MSCI excludes the effect of any expenses which have been deducted from Austin Global Equity Fund's return. It is not possible to invest directly in any index. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

                       AUSTIN GLOBAL EQUITY FUND VS. MSCI


                      [EDGAR REPRESENTATION OF LINE CHART]

                              Nov 93    Mar 94    Mar 95    Mar 96   Mar 97    Mar 98    Mar 99
                              ------    ------    ------    ------   ------    ------    ------
Austin Global Equity Fund    $10,000   $ 9,890   $10,230   $13,092  $14,206   $19,872   $21,762
MSCI                         $10,000   $10,551   $11,534   $13,844  $15,139   $19,978   $22,504


INVESTMENT VALUE ON 3/31/99
---------------------------
Austin Global Equity Fund                                   $ 21,762
MSCI                                                        $ 22,504

AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/99                  ONE YEAR      FIVE YEAR      INCEPTION TO DATE
----------------------------------------                   --------      ---------      -----------------
Austin Global Equity Fund                                      9.51%         17.08%              15.77%
MSCI                                                          12.64%         16.35%              16.42%


*Inception date for Austin Global Equity Fund was December 8, 1993.

                                       3                          FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31,1999
--------------------------------------------------------------------------------

                                                        SHARES/FACE              COST                 VALUE
                                                       ---------------     ------------------     ----------------
COMMON STOCK (96.2%)
ARGENTINA (1.4%)
Buenos Aires Embotelladora S.A. (b)                                40                    $ -                  $ -
YPF Sociedad Anonima, ADR                                      10,000                293,725              315,625
                                                                           ------------------     ----------------
                                                                           ------------------     ----------------
                                                                                     293,725              315,625
                                                                           ------------------     ----------------

AUSTRALIA (1.9%)
News Corp. Ltd., ADR                                            5,000                147,112              147,500
Telstra Corp. Ltd., ADR                                         2,500                145,158              263,750
                                                                           ------------------     ----------------
                                                                           ------------------     ----------------
                                                                                     292,270              411,250
                                                                           ------------------     ----------------

BRAZIL (1.5%)
Telecomunicacoes Brasileiras SA - Telebras, ADR                 4,000                454,600              322,500
                                                                           ------------------     ----------------

CANADA 0.3%)
Gulf Canada Resources Ltd. (a)                                 25,000                131,063               67,187
                                                                           ------------------     ----------------

FINLAND (2.1%)
Nokia Corp., ADR                                                3,000                196,117              467,250
                                                                           ------------------     ----------------

FRANCE (6.1%)
Air Liquide                                                     1,125                178,957              167,605
Air Liquide, ADR                                                1,000                 33,813               29,797
Immobiliere Marseillaise                                          100                180,868              180,290
L'OREAL, ADR                                                    2,000                216,812              253,055
Rhone-Poulenc SA, ADR                                           3,000                151,680              132,000
Simco SA                                                        1,500                125,430              131,169
Societe du Louvre                                               5,000                317,170              350,325
Taittinger SA                                                     167                138,418              104,568
                                                                           ------------------     ----------------
                                                                           ------------------     ----------------
                                                                                   1,343,148            1,348,809
                                                                           ------------------     ----------------

GERMANY (1.6%)
RWE AG, ADR                                                     8,000                278,674              354,105
                                                                           ------------------     ----------------

GREECE (0.6%)
Panafon Hellenic Telecom SA, GDR (a)                            5,000                162,985              129,760
                                                                           ------------------     ----------------

HONG KONG (0.5%)
Hong Kong and China Gas Co. Ltd., ADR                          79,200                 85,000              111,910
                                                                           ------------------     ----------------

IRELAND (2.4%)
Allied Irish Banks plc, ADR                                     1,000                103,570              103,500
Esat Telecom Group plc, ADR (a)                                10,000                143,750              418,750
                                                                           ------------------     ----------------
                                                                           ------------------     ----------------
                                                                                     247,320              522,250
                                                                           ------------------     ----------------

ITALY (5.2%)
Telecom Italia Mobile SpA                                     150,000                185,989            1,008,870
Telecom Italia SpA                                                  7                     20                   74
Telecom Italia SpA, ADR                                         1,277                 36,100              133,287
                                                                           ------------------     ----------------
                                                                                     222,109            1,142,231
                                                                           ------------------     ----------------



See Notes to Financial Statements.    4                           FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31,1999
--------------------------------------------------------------------------------

                                                         SHARES/FACE              COST                 VALUE
                                                       ---------------     ------------------     ----------------
JAPAN (12.2%)
Bank of Tokyo-Mitsubishi Ltd., ADR                             45,000              $ 526,237            $ 632,813
Fuji Photo Film, ADR                                            9,000                366,060              336,375
Nisshinbo Industries, Inc.                                     20,000                194,872               76,500
NTT Mobile Communication Network, Inc., ADR                     6,000                264,560              296,378
Sony Corp., ADR                                                 3,000                244,493              273,938
Tokio Marine & Fire Insurance Co. Ltd., ADR                    11,000                582,285              617,375
Toyota Motor Corp., ADR                                         8,000                434,500              458,000
                                                                           ------------------     ----------------
                                                                           ------------------     ----------------
                                                                                   2,613,007            2,691,379
                                                                           ------------------     ----------------

LUXEMBOURG (2.2%)
Societe Europeenne des Satellites, FDR (a)                      3,500                592,671              476,096
                                                                           ------------------     ----------------

MALAYSIA (0.2%)
Nestle (Malaysia) Berhad                                       10,000                 66,727               28,000
Telekom Malaysia Berhad                                        15,000                 68,750               24,157
                                                                           ------------------     ----------------
                                                                           ------------------     ----------------
                                                                                     135,477               52,157
                                                                           ------------------     ----------------

NETHERLANDS (5.0%)
Aegon NV, ADR                                                   5,000                108,112              449,375
Equant NV (a)                                                   3,000                227,993              225,750
Koninklijke KPN NV, ADR                                            69                  2,186                2,738
Royal Dutch Petroleum Co.                                       8,000                365,753              416,000
                                                                           ------------------     ----------------
                                                                           ------------------     ----------------
                                                                                     704,044            1,093,863
                                                                           ------------------     ----------------

POLAND (0.6%)
Telekomunikacja Polska SA, GDR (a)                             25,000                120,200              131,842
                                                                           ------------------     ----------------

SOUTH KOREA (0.6%)
Korea Electric Power Corp., ADR                                10,000                174,250              126,875
                                                                           ------------------     ----------------

SPAIN (1.4%)
Endesa SA, ADR                                                  5,000                135,612              124,375
Telefonica De Espana SA, ADR                                    1,530                234,120              195,457
                                                                           ------------------     ----------------
                                                                           ------------------     ----------------
                                                                                     369,732              319,832
                                                                           ------------------     ----------------

SWITZERLAND (3.4%)
Bank Fuer Internationalen Zahlungsausgleich - BIZ                  35                253,900              196,856
Roche Holdings Ltd., ADR                                        3,000                195,000              365,841
Swisscom AG, ADR (a)                                            5,000                141,800              194,688
                                                                           ------------------     ----------------
                                                                           ------------------     ----------------
                                                                                     590,700              757,385
                                                                           ------------------     ----------------

UNITED KINGDOM (11.9%)
Allied Zurich plc, ADR (a)                                     12,322                321,041              332,387
BOC Group plc, ADR                                              5,000                149,050              136,875
British American Tobacco plc, ADR                              12,323                465,497              220,273
British Energy plc                                             90,000                295,593              861,552
HSBC Holdings plc,  ADR                                         1,000                303,000              313,567
Rio Tinto plc, ADR                                              5,000                210,112              275,000
SmithKline Beecham plc, ADR                                     4,000                256,240              286,000
Unilever plc, ADR                                               5,000                205,438              185,000
                                                                           ------------------     ----------------
                                                                           ------------------     ----------------
                                                                                   2,205,971            2,610,654
                                                                           ------------------     ----------------


See Notes to Financial Statements.    5                           FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31,1999
--------------------------------------------------------------------------------

                                                         SHARES/FACE              COST                 VALUE
                                                       ---------------     ------------------     ----------------
UNITED STATES (35.1%)
Alcoa, Inc.                                                     4,000              $ 154,350            $ 164,750
Ascend Communications, Inc. (a)                                 3,000                140,055              251,063
Bank of New York Co., Inc.                                     30,000                272,812            1,078,125
Chris-Craft Industries, Inc. (a)                                6,493                257,766              296,249
Cisco Systems, Inc. (a)                                         9,000                176,750              986,063
Comcast Corp.                                                   3,000                170,055              188,813
Entercom Communications Corp. (a)                               5,000                112,500              176,875
Home Depot, Inc.                                                3,000                117,180              186,750
Intel Corp.                                                     4,000                271,500              476,500
iVillage, Inc. (a)                                                800                 19,200               80,400
Johnson & Johnson                                               3,000                220,930              281,063
Knightsbridge Tankers Ltd.                                      5,000                107,750               86,250
Kos Pharmaceuticals, Inc. (a)                                  40,000                492,813              220,000
Lucent Technologies, Inc.                                       5,000                192,680              538,750
MCI WorldCom, Inc. (a)                                         10,000                502,110              885,625
Microsoft Corp. (a)                                             4,000                130,330              358,500
New Era of Networks, Inc. (a)                                   8,000                127,740              542,000
Paymentech, Inc. (a)                                            5,000                108,500              118,125
Pepsi-Cola Puerto Rico Bottling Co. (a)                           149                      -                  894
Qwest Communications International, Inc. (a)                    4,500                263,973              324,422
Schlumberger Ltd.                                               8,000                271,030              481,500
                                                                           ------------------     ----------------
                                                                           ------------------     ----------------
                                                                                   4,110,024            7,722,717
                                                                           ------------------     ----------------

TOTAL COMMON STOCK                                                                15,323,087           21,175,677
                                                                           ------------------     ----------------


FIXED RATE CONVERTIBLE BONDS (2.7%)
NETHERLANDS (1.2%)
Koninklijke Ahold NV, 3.00%, 9/30/03                          400,000                216,532              256,949
                                                                           ------------------     ----------------

UNITED STATES (1.5%)
Bell Atlantic Financial, 4.25%, 9/15/05                       300,000                296,049              327,563
                                                                           ------------------     ----------------

TOTAL FIXED RATE CONVERTIBLE BONDS                                                   512,581              584,512
                                                                           ------------------     ----------------


SHORT-TERM HOLDINGS (1.1%)
Dreyfus Government Cash Management Fund                       250,432                250,432              250,432
                                                                           ------------------     ----------------

TOTAL INVESTMENTS (100.0%)                                                      $ 16,086,100         $ 22,010,621
                                                                           ==================     ================



(a)  Non-income producing security.
(b)  Received  shares  as part  of a class  action  settlement.
ADR -  American Depository  Receipt
FDR -  Foreign  Depository  Receipt
GDR -  Global  Depository Receipt





See Notes to Financial Statements.   6                            FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
--------------------------------------------------------------------------------



ASSETS:
     Investments (Note 2):
         Investments at cost                                            $ 16,086,100
         Net unrealized appreciation                                       5,924,521
                                                                   ------------------
     Total investments at value                                           22,010,621

     Interest, dividends and other receivables                                56,352
     Prepaid expenses                                                          9,665
                                                                   ------------------
Total assets                                                              22,076,638
                                                                   ------------------

LIABILITIES:
     Payable to adviser (Note 3)                                              27,706
     Payable to transfer agent                                                 1,510
     Payable to administrator (Note 3)                                         4,618
     Accrued expenses and other liabilities                                   28,661
                                                                   ------------------
Total liabilities                                                             62,495
                                                                   ------------------

NET ASSETS                                                              $ 22,014,143
                                                                   ==================


COMPONENTS OF NET ASSETS:
     Paid in capital                                                    $ 16,231,545
     Unrealized appreciation on investments                                5,924,521
     Accumulated net realized loss                                          (141,923)
                                                                   ------------------

NET ASSETS                                                              $ 22,014,143
                                                                   ==================

SHARES OF BENEFICIAL INTEREST                                              1,327,955
                                                                   ==================

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                    $ 16.58
                                                                   ==================


See Notes to Financial Statements.   7                            FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999
--------------------------------------------------------------------------------




INVESTMENT INCOME:
     Dividend income                                                          $ 558,815
     Interest income                                                             53,002
                                                                      ------------------
Total investment income                                                         611,817
                                                                      ------------------

EXPENSES:
     Investment advisory  (Note 3)                                              274,672
     Administration  (Note 3)                                                    45,779
     Transfer agent  (Note 3)                                                    19,647
     Custody                                                                      8,468
     Accounting  (Note 3)                                                        36,000
     Audit                                                                       21,244
     Legal                                                                       15,612
     Trustees                                                                     1,045
     Amortization of organization costs (Note 2)                                  5,484
     Miscellaneous                                                               15,890
                                                                      ------------------
Total expenses                                                                  443,841
                                                                      ------------------

NET INVESTMENT INCOME                                                           167,976
                                                                      ------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments sold                                      526,217
     Net change in unrealized appreciation on investments                       914,315
                                                                      ------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                               1,440,532
                                                                      ------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $ 1,608,508
                                                                      ==================


See Notes to Financial Statements.  9                            FORUM FUNDS (R)

AUSTIN GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                               Year                    Year
                                                                              Ended                    Ended
                                                                          March 31, 1999          March 31, 1998
                                                                       ---------------------    --------------------

NET ASSETS - Beginning of Period                                               $ 15,378,962            $ 10,289,290
                                                                       ---------------------    --------------------

OPERATIONS:
     Net investment income (loss)                                                   167,976                 (65,277)
     Net realized gain on investments sold                                          526,217               1,816,799
     Net change in unrealized appreciation on
        investments                                                                 914,315               2,479,548
                                                                       ---------------------    --------------------
     Net increase in net assets resulting
         from operations                                                          1,608,508               4,231,070
                                                                       ---------------------    --------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                         (167,976)                      -
     Net realized gain on investments sold                                         (989,542)             (1,232,391)
     Return of capital                                                             (137,811)                      -
                                                                       ---------------------    --------------------
                                                                       ---------------------    --------------------
     Total distributions to shareholders                                         (1,295,329)             (1,232,391)
                                                                       ---------------------    --------------------

CAPITAL SHARE TRANSACTIONS (a):
     Sale of shares                                                               5,240,038               1,230,491
     Reinvestment of distributions                                                1,295,329               1,232,391
     Redemption of shares                                                          (213,365)               (371,889)
                                                                       ---------------------    --------------------
     Net increase from capital transactions                                       6,322,002               2,090,993
                                                                       ---------------------    --------------------

     Net increase in net assets                                                   6,635,181               5,089,672
                                                                       ---------------------    --------------------

NET ASSETS - End of Period                                                     $ 22,014,143            $ 15,378,962
                                                                       =====================    ====================


(a)  Shares Issued (Redeemed)
         Sale of shares                                                             313,176                  81,338
         Reinvestment of distributions                                               82,420                  88,280
         Redemption of shares                                                       (12,909)                (25,424)
                                                                       ---------------------    --------------------
                                                                       =====================    ====================
         Net increase in shares                                                     382,687                 144,194
                                                                       =====================    ====================



See Notes to Financial Statements.  9                             FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


Selected per share data and ratios for a share outstanding throughout each period.

                                                                            Nine
                                                   Year        Year        Months       Year         Year       Period
                                                  Ended        Ended       Ended        Ended       Ended       Ended
                                                  March 31,   March 31,    March 31,  June 30,     June 30,    June 30,
                                                   1999        1998         1997        1996         1995      1994 (a)
                                                 ---------   ----------   ---------   ----------   ---------   ---------

Net Asset Value, Beginning of Period               $16.27       $12.84      $13.19       $11.60       $9.80      $10.00
                                                 ---------   ----------   ---------   ----------   ---------   ---------
Investment Operations
    Net Investment Income (Loss)                     0.15        (0.07)      (0.11)       (0.12)       0.04 (b)   (0.03)
    Net Realized and Unrealized Gain (Loss)
         on Investments                              1.32         4.95        0.86         1.98        1.76       (0.17)
                                                 ---------   ----------   ---------   ----------   ---------   ---------
Total from Investment Operations                     1.47         4.88        0.75         1.86        1.80       (0.20)
Distributions from
    Net Investment Income                           (0.14)           -           -            -           -           -
    Net Realized Gain on Investments                (0.90)       (1.45)      (1.10)       (0.27)          -           -
    Return of Capital                               (0.12)           -           -            -           -           -
                                                 ---------   ----------   ---------   ----------   ---------   ---------
Total Distributions                                 (1.16)       (1.45)      (1.10)       (0.27)          -           -
                                                 ---------   ----------   ---------   ----------   ---------   ---------
Net Asset Value, End of Period                     $16.58       $16.27      $12.84       $13.19      $11.60       $9.80
                                                 =========   ==========   =========   ==========   =========   =========

Total Return                                        9.51%       39.88%       5.38%       16.22%      18.37%       3.57% (c)

Ratio/Supplementary Data:
Net Assets at End of Period (000's omitted)       $22,014      $15,379     $10,289      $10,326      $8,474      $7,646
Ratios to Average Net Assets:
    Expenses                                        2.42%        2.50%       2.50% (c)    2.50%       2.50%       2.36% (c)
    Expenses excluding reimbursement/waiver             -        2.69%       3.38% (c)    3.25%       3.19%       4.18% (c)
    Net investment income (loss)                    0.92%        (0.5%)     (1.09%)(c)   (0.98%)     (0.41%)     (0.83%)(c)
Portfolio Turnover Rate                            51.15%       57.37%      44.79%       93.55%      35.31%       2.49%




-------------------------------------------------


(a) For the period December 8, 1993 (commencement of operations) through June 30, 1994.
(b) Calculated using the weighted average shares outstanding.
(c) Annualized.


See Notes to Financial Statements.  10                           FORUM FUNDS (R)

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

Forum Funds(R) (the "Trust") is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940 (the "Act"). These financial statements relate to Austin Global Equity Fund (the "Fund"), a diversified portfolio of the Trust that commenced operations on December 8, 1993. The Trust currently has twenty-two active investment portfolios (each a "Series"). The Fund is authorized under the Trust's Trust Instrument to issue an unlimited number of shares of beneficial interest without par value.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from these estimates. The following summarizes the significant accounting policies of the
Fund:

SECURITY VALUATION - Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees. Short-term securities that mature in sixty days or less are valued at amortized cost.

INTEREST AND DIVIDEND INCOME - Interest income is accrued as earned. Dividends on securities held by the Fund are recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid annually.
Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

ORGANIZATION COSTS - The costs incurred by the Fund in connection with its organization and registration of shares have been capitalized and are being amortized using the straight-line method over a five-year period beginning on the commencement of the Fund's operations.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. (Therefore, no federal income or excise tax provision is required.)

EXPENSE  ALLOCATION  -  The  Trust  accounts   separately  for  the  assets  and
liabilities   and  operations  of  each  Series.   Expenses  that  are  directly
attributable to more than one Series are allocated among the respective Series.

REALIZED GAIN AND LOSS - Security transactions are recorded on trade date. Realized gain and loss on investments sold are determined on the basis of identified cost.

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are converted into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases


                                       11                         FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 1999
--------------------------------------------------------------------------------

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into forward contracts to purchase or sell foreign currencies to protect the U.S. dollar value of its portfolio from possible adverse movements in foreign exchange rates and exchange control regulations. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded daily as unrealized gain or loss; realized gain or loss include net gain or loss on contracts which have terminated by settlement or by the Fund entering into offsetting commitments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies resulting from the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

NOTE 3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The investment adviser to the Fund is Austin Investment Management, Inc. ("Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the average daily net assets of the Fund.

ADMINISTRATOR - The administrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.25% of the average daily net assets of the Fund.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives an annual fee of $12,000, plus certain shareholder account fees.

DISTRIBUTOR - Forum Financial Services, Inc. ("FFSI"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., acts as the Fund's distributor. FFSI receives no compensation for its distribution services

OTHER SERVICE PROVIDER - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000, plus certain amounts based upon the asset level of the Fund as well as the number and type of portfolio transactions.

NOTE 4.  SECURITY TRANSACTIONS

Cost of purchases and proceeds from sales of securities, other than short-term investments, totaled $14,491,964 and $8,933,635 respectively, for the year ended March 31, 1999.

For federal income tax purposes, the tax basis of investment securities owned as of March 31, 1999, was $16,086,313. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $7,299,715 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $1,375,407.




                                       12                         FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


The Board of Trustees and Shareholders,
  Austin Global Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Austin Global Equity Fund (one of the portfolios constituting Forum Funds) as of March 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and March 31, 1999, and the financial highlights for the years ended March 31, 1998 and March 31, 1999, nine months ended March 31, 1997 and each of the years in the three year period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Austin Global Equity Fund, as of March 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Boston, MA
May 7, 1999





                                       13                         FORUM FUNDS(R)

Investment Adviser
Austin Investment Management, Inc.
375 Park Avenue, Suite 2207
New York, NY 10152-2207


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


Trustees
John Y. Keffer
Costas Azariadis
James C. Cheng
J. Michael Parish


Administrator
Forum Administrative Services, LLC
Two Portland Square
Portland, ME 04101

[FORUM LOGO]


Distributor
Forum Financial Services, Inc.
Two Portland Square
Portland, ME 04101


This report is authorized for distribution only to shareholders and to others who have received a copy of the Austin Global Equity Fund
Prospectus.